EXHIBIT 99
SUPERIOR BANCORP APPOINTS SCOTT AND GARDNER
BIRMINGHAM, ALABAMA — March 21, 2011: Superior Bancorp (NASDAQ: SUPR) today announced that it has appointed C. Marvin Scott Chairman & CEO and Rick D. Gardner President of the company, subject to regulatory approval. These appointments are consistent with the company’s management succession plan and are being made in conjunction with the retirement of Superior Bancorp’s Chairman, President & CEO, C. Stanley Bailey, effective today.
Scott has served as Vice Chairman of the company and CEO of Superior Bank since October 2009 and, prior to that, as President, beginning in 2005. Over his 40 years of banking experience, Scott has served in senior leadership positions with Silver Acquisition Corp., Overland Park, KS., Superior Financial Corp., Little Rock, AR., Hancock Bank, Gulfport, MS., AmSouth Bank and Crestar Bank, Richmond, VA.
Gardner also has served as Vice Chairman of the company and President of Superior Bank since October 2009 and, prior to that, as Chief Operating Officer, beginning in 2005. With over 25 years of accounting, financial services and banking experience, Gardner has served in leadership roles with Silver Acquisition Corp., Overland Park, KS., Superior Financial Corp., Little Rock, AR., First Commercial Mortgage, Little Rock, AR., and Metmor Financial, Kansas City, MO.
Prior to his retirement, Bailey has served as CEO of Superior since January 2005. During his 40-year banking career, he also served as President of Silver Acquisition Corp., Overland Park, KS., Chairman & CEO of Superior Financial Corp., Little Rock, AR., EVP of Hancock Holding Company, Gulfport, MS. and in numerous management positions during his 24-year career at AmSouth Bank, Birmingham, AL.

Bailey stated that “Upon completing my 40th year in the banking industry, I’ve decided that it’s time to devote my full-time attention to my family and the challenges it faces. Superior is fortunate to have a very seasoned senior management team which is ready and able to take on expanded leadership responsibilities. My absence should go unnoticed. I will work with Marvin, Rick and the entire senior management group toward a smooth transition.”
ABOUT SUPERIOR BANCORP
Superior Bancorp is a $3.0 billion thrift holding company headquartered in Birmingham, and the second largest bank holding company headquartered in Alabama. The principal subsidiary of Superior Bancorp is Superior Bank, a southeastern community bank that currently has 73 branches, with 45 locations throughout the state of Alabama and 28 locations in Florida. Superior Bank also operates 23 consumer finance offices in North Alabama as 1st Community Credit and Superior Financial Services.
The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by us or on our behalf. Some of the disclosures in this release, including any statements preceded by, followed by or which include the words “may,” “could,” “should,” “will,” “would,” “hope,” “might,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “assume” or similar expressions constitute forward-looking statements. These forward-looking statements, implicitly and explicitly, include the assumptions underlying the statements and other information with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates, intentions, financial condition, results of operations, future performance and business, including our expectations and estimates with respect to our revenues, expenses, earnings, return on equity, return on assets, efficiency ratio, asset quality, the adequacy of our allowance for loan losses and other financial data and capital and performance ratios.
Although we believe that the expectations reflected in our forward-looking statements are reasonable, these statements involve risks and uncertainties which are subject to change based on various important factors (some of which are beyond our control). Such forward-looking statements should, therefore, be considered in light of various important factors set forth from time to time in our reports and registration statements filed with the SEC. The following factors, among others, could cause our financial performance to differ materially from our goals, plans, objectives, intentions, expectations and other forward-looking statements: (1) our ability to raise additional capital to meet regulatory requirements set forth in the Orders to Cease and Desist or fund future growth; (2) the adequacy of our allowance for loan losses to cover actual losses and impact of credit risk exposures; (3) greater loan losses than historic levels and increased allowance for loan losses; (4) our ability to comply with any requirements imposed on us and Superior Bank by the Orders to Cease and Desist or additional restrictions imposed by our regulators; (5) restrictions or limitations on our access to funds from Superior Bank; (6) our ability to resolve any regulatory, legal or judicial proceeding on acceptable terms and its effect on our financial condition or results of operations; (7) the effect of natural or environmental disasters, such as, among other things, hurricanes and oil spills, in our geographic markets; (8) the strength of the United States economy in general and the strength of the regional and local economies in which we conduct operations; (9) changes in local economic conditions in the markets in which we operate; (10) the continued weakening in the real estate values in the markets in which we operate; (11) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (12) increases in FDIC deposit insurance premiums and assessments; (13) inflation or deflation and interest rate, market and monetary fluctuations; (14) our timely development of new products and services in a changing environment, including the features, pricing and quality compared to the products and services of our competitors; (15) the willingness of users to substitute competitors’ products and services for our products and services; (16) changes in loan underwriting, credit review or loss reserve policies associated with economic conditions, examination conclusions, or regulatory requirements or developments; (17) the impact of changes in financial services policies, laws and regulations, including laws, regulations and policies concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; (18) changes in accounting policies, principles and guidelines applicable to us; (19) our focus on lending to small to mid-size community-based businesses, which may increase our credit risk; (20) technological changes; (21) changes in consumer spending and savings habits; (22) the continuing instability in the domestic and international capital markets; (23) the effects on our operations of policy initiatives or laws that have been and may continue to be introduced by the Presidential administration or Congress and related regulatory actions, including, but not limited to, the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder; (24) our ability to successfully integrate the assets, liabilities, customers, systems and management we acquire or merge into our operations; (25) BP’s decision on whether or not to honor our Gulf oil spill claim; and (26) other factors and information contained in reports and other filings we make with the SEC.
     If one or more of the factors affecting our forward-looking information and statements proves incorrect, then our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained in this report. Therefore, we caution you not to place undue reliance on our forward-looking information and statements. We do not intend to update our forward-looking information and statements, whether written or oral, to reflect changes. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.
More information on Superior Bancorp and its subsidiaries may be obtained over the Internet, http://www.superiorbank.com, or by calling 1-877-326-BANK (2265).
COMPANY CONTACT:
Tom Jung, Investor Relations, (205) 327-3547